PROS Cloud-First Update

June 17, 2015

Forward Looking Statements

This presentation contains forward-looking statements based on current management expectations including, but not limited to, those related to our financial and business projections. These forward-looking statements involve known and unknown risks and uncertainties that may cause actual results to differ materially from those anticipated in this presentation. Factors that could cause actual results to differ materially from those described herein include: (a) the risk that the market for PROS' solutions does not grow as anticipated; (b) failure to successfully manage transitions to new business models and markets, including our cloud-first strategy; (c) the risk that we will face increased competition as part of entering new markets; (d) difficulties of making accurate estimates necessary to complete a project and recognize revenue; (e) challenges associated with selling and delivering PROS' products and services, (f) the impact that a slowdown in the world or any particular economy could have PROS' business sales cycles, prospects' and customers' spending decisions and timing of implementation decisions, and (g) the risk that PROS will not be able to maintain historical maintenance renewal rates. We refer you to our filings with the Securities and Exchange Commission, which discuss important risk factors that are beyond the ability of the Company to control or predict.

Potential investors should not place undue reliance on forward-looking statements, which are based upon management's plans, estimates and expectations only as of the date of this presentation.

Any information regarding our product offerings, future updates or other planned modifications is subject to ongoing evaluation and therefore subject to change. This information is provided without warranty of any kind, express or implied. Customers who purchase our offerings should make their purchase decision based upon features that are currently available.

We assume no obligation to update any forward-looking information contained in this presentation.

Use of GAAP and Non-GAAP Financial Information

PROS has provided in this release certain financial measures, including, but not limited to, non-GAAP revenue, gross margin, EBITDA and bookings, that have not been prepared in accordance with GAAP. We use non-GAAP financial measures internally in analyzing our financial results and are among the primary factors our management uses in planning for and forecasting future periods. As a result, we believe these measures are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. Our use of non-GAAP financial measures may not be consistent with the presentations by similar companies in our industry.

These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

Investors are encouraged to review the reconciliation of our historical non-GAAP financial measures to the comparable GAAP results, which can be found, along with other financial information, on the investor relations' page of our website at PROS.com. We are unable to reconcile forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Reaffirming Guidance

- For the second quarter, total bookings growth is expected to be in the range of flat to up 15%. For the full year, total bookings is expected to exceed 18%.
- Total non-GAAP revenue for the second quarter of 2015 in the range of $40.0 million to $42.0 million, and total non-GAAP revenue for the full year ending December 31, 2015, in the range of $178.0 million to $183.0 million.
- Non-GAAP operating loss of $5.0 million to $6.0 million and non-GAAP loss per share of $0.13 to $0.15 for the second quarter of 2015, which excludes estimated non-cash share-based compensation charges of approximately $7.0 million, estimated intangible amortization of approximately $1.2 million, amortization of debt discount and issuance costs of approximately $1.5 million, and any tax consequences related to such items.
- Non-GAAP operating margin for the full year 2015 is expected to be negative 6.0% at the mid-point.
- Non-GAAP estimated tax rate of approximately 36% for both the second quarter and full year 2015.
- Estimated 29.5 million basic weighted average shares outstanding for the second quarter and full year 2015.

Agenda

1. **Strategy** – Andres Reiner, President and Chief Executive Officer
2. **Finance** – Stefan Schulz, Chief Financial Officer
3. **Product** – Ajay Damani, SVP Product Development
4. **Go-to-Market** – Blair Crump, Chief Operating Officer
5. **Q & A** – Management Team

PROS Cloud-First Strategy

Andres Reiner
President and Chief Executive Officer

Cloud-First Strategy

Why Cloud-First?
Great for Customers, PROS, and Shareholders

PROS MISSION
To Help Customers Outperform

Why Now?
Customers are Ready, & We are Ready

Why Cloud-First?

#1 Great for Customers	#2 Great for PROS	#3 Great for Shareholders
Aligns with their preference	Simplifies our business	Increases customer lifetime value
Simplifies buying experience	Accelerates adoption	Increases TAM
Speeds time to value	Gets us closer to the customer	Increases predictability
Optimizes usage	Drives more recurring revenue	
Access to new innovations and richer data science	Cloud ecosystem	

Why Cloud-First Now?

#1 Customers Are Ready	#2 PROS is Ready
More CRM cloud deployments	Decade of cloud experience
Acquired products catalyzed shift	Laid the foundation with packages
Demand inflected	Live deployments of most products
	>70 cloud customers, nearly half organic

PROS Targets in 2020

Faster & Richer Data Science Guidance for Anybody, Anywhere		
$500M Revenue Run Rate	$100M Free Cash Flow Run Rate	80% Recurring Revenue Mix

Powering the Pivot: Financial Strategy

Stefan Schulz
Chief Financial Officer

Cloud-First at a Glance

PROS

	License-First	Cloud-First
Revenue Focus	License Growth	Subscription Growth
Major Recurring Contributor	Maintenance Revenue	SaaS Revenue
Customer Lifetime Value	+	+ +
Operating Metrics	▪ Backlog and Bookings ▪ Operating Profit ▪ Operating Cash Flow	▪ Annual Recurring Revenue (ARR) ▪ Annual Contract Value (ACV) ▪ Free Cash Flow

Key Discussion Points

Cloud-First Economics

KPI's

Financial Model

Expanded Value to Customers from Cloud Offerings

Lifetime Value of Customer



AVG = 1.4x
Maintenance
License
Service
Subscription / Cloud
Service
Software License Model
Cloud First Model

Cloud-First Value Enhancements

- Infrastructure capacity
- Optimized application operations
- Faster time to value
- Easier to expand
- Immediate access to innovation

Great for Customers...Great for PROS

Note: Based on estimated customer value length of 7 years and an estimated subscription estimated renewal rate of 90%

Long Term Value of Cloud-First Model

PROS

Seven Year Cumulative Revenue


In $ millions
$2.8
$3.9
$2.5
$3.2
Undiscounted (FV)
Discounted (PV)
License First
Cloud First

Seven Year Cumulative Gross Profit


In $ millions
$2.1
$2.6
$1.8
$2.0
Undiscounted (FV)
Discounted (PV)
License First
Cloud First

Cloud-First model delivers more value over customer lifetime (seven years)

Note: a) 6% discount applied to revenue and gross profit
b) Renewal rate assumption: subscription 90%

License-First vs. Cloud-First Revenue Stream

License-First Model



In $ millions
3.2 Years = $2.2mm
2.0
1.5
1.0
0.5
0.0
Year 1
Year 2
Year 3
Year 4
Service
License
Maintenance

Cloud-First Model



In $ millions
3.2 Years = $2.2mm
2.0
1.5
1.0
0.5
0.0
Year 1
Year 2
Year 3
Year 4
Service
Subscription

On average, revenue neutrality is achieved in 3.2 years

Note: Illustrative example that does not represent an actual transaction. Example illustrates a license-first sale with an average selling price of $1.8M: $0.9M license, $0.7M service, and $0.2M maintenance; which equates to $0.5M annual subscription and $0.6M service for cloud-first model

Revenue Model Comparison


Pre-Cloud-First Revenue Level
2014
2015
2016
2017
2018
2019
Cloud-First - Recurring
Cloud-First - Non-Recurring
License-First - Recurring
License-First - Non-Recurring

Best-in-class transition expected towards predominantly SaaS in a short amount of time

Note: Represents consensus Street Revenue growth (prior to Q1 Release), extrapolated through 2019 – Not a forecast or target

License-First vs. Cloud-First Free Cash Flow


2015
2016
2017
2018
2019
Cloud-First
License-First

Cloud-First ultimately drives higher free cash flow

Note: Represents Street FCF growth (prior to Q1 Release), extrapolated through 2019 – Not a forecast or target

Bookings vs. Revenue Trend

Bookings Trend


In $ millions
$131
18%+
$155+
2014
2015(F)

Revenue Trend


In $ millions
$194
$178-183
2014
2015(F)

Mix of Total Bookings impacts Total Revenue Growth

Total Contract Value Bookings Mix Over Time



48%
34%
18%
30 - 35%
25 - 30%
35 - 45%
10 - 15%
25 - 30%
55 - 65%
0 - 5%
15 - 20%
75 - 85%
2014
2015 (F)
2016 (Target)
Target
Subscription
Services
License & Maintenance

Total Contract Value Booking Components

Total Contract Value



In $ millions
$131
18%+
$155+
$44
$53
$11
$23
140-160%
2014
2015 (F)
Subscription
Maintenance
License
Services

Total Contract Value Excluding Services



In $ millions
$87
25%+
$109+
$53
$11
$23
140-160%
2014
2015 (F)
Subscription
Maintenance
License

Growth in Subscription Bookings drives growth in Total Bookings

Bookings Excluding Services

Total Contract Value


In $ millions
25%+
$109+
$87
$53
$11
$23
140-160%
2014
2015 (F)
Subscription
Maintenance
License

Annual Contract Value


In $ millions
$29+
26%+
$23
2014
2015 (F)

Includes annual value of license (prorated over 7 years), maintenance and subscription bookings

Metrics For Each Stage of our Cloud-First Strategy

Business Model	License-First	Cloud-First Transition	Cloud Only
External Disclosure Period	Through 2015	Through 2015	During 2015-2016
Internal Metric	Total Contract Value (TCV) Bookings	Annual Contract Value (ACV) Bookings	Annual Recurring Revenue (ARR) Balance
	 $131 18%+ $155+ 2014 2015 (F)	 $23 26%+ $29+ 2014 2015 (F)	 $84 $92-97 40-50% Subscription Maint. 2014 2015 (F)
Internal Metric Description	• Includes periodic activity of all booking types, including license, maintenance, subscription, and services • Subscription is valued for full contracted term • License and service are valued at full contracted value • Maintenance is valued at only initial year, regardless of any multi year commitment	• Only includes periodic activity of license, term, maintenance and subscription bookings; excludes services • Subscription and maintenance are valued at annual value • License is valued at equivalent annual value (prorated over 7 years)	• Includes balance of annual recurring revenue from subscription and maintenance bookings (including renewals) • Represented as a balance at each period, not periodic activity • Excludes all other business lines (i.e. perpetual license, term license, and services)

Note: We anticipate disclosing certain internal metrics during the transition period to give insight into progress during transition

Significant Growth in Annual Recurring Revenue

In $ millions


$84
10-15%
$92-97
30-40%
$125-133
$64
$20
40-50%
$28-30
95-125%
$57-65
2014
2015(F)
2016 Target
Subscription
Maintenance
YoY Growth
$78
9-10%
$86-87
$60
$63-64
18-22%
$19
$22-23
1H'14
1H'15 (F)
Subscription
Maintenance

Note: We anticipate disclosing certain internal metrics during the transition period to give insight into progress during transition

ARR Converting to Revenue


Revenue
2015(F)
2016 Target
2017 Target
Non-Recurring
Recurring
ARR
10-15%
30-40%
2014
2015(F)
2016 Target
Maintenance ARR
Subscription ARR

ARR is a leading indicator

Total Revenue Visibility


2014
15%
85%
$194M


2015(F)
9%
91%
$178-183M

- For 2015, full year revenue estimated from Backlog and 1H Activity
- For 2015, reflects projected revenue from 2H Activity

Recurring Revenue Growth Drives Total Revenue Growth


Pre-Cloud-First
Revenue Level
2014
2015(F)
2016 Target
2017 Target
2018 Target
2019 Target
Recurring
Non-Recurring
YoY Growth

Note: This is not a forecast

- Significant momentum in recurring revenue
- Majority (51%) of revenue is expected to be recurring in 2015
- Over 70 cloud customers today

Expected Non-GAAP Expense Profile (% of revenue)


Revenue
14.1%
28.2%
19.7%
28.5%
16%-18%
34%-36%
22%-24%
33%-35%
17%-19%
36%-38%
23%-25%
35%-37%
9%-13%
26%-30%
15%-19%
28%-31%
2014 (A)
2015 (F)
2016 (Target)
Target Model
Cost of Sales
Research & Development
Sales & Marketing
General & Administrative

Attractive Long-Term Financial Profile

	2014	2015 (F)	2016 (Target)	Target Model
Revenue Growth	34%	(5%)-(7%)	(3%)-3%	>20%
Recurring Revenue	42%	50%-52%	57%-62%	80%
Gross Margin	71.5%	65%-67%	63%-65%	69%-72%
Operating Margin	9.4%	(5%)-(9%)	(11%)-(15%)	14%-18%
Adj. EBITDA Margin	10.9%	(2%)-(5)%	(6%)-(9%)	18%-22%
FCF / Revenue	(4.2)%	(3%)-(7%)	(9%)-(13%)	18%-22%

2017 Targets a Return to Growth:
- Full year revenue growth
- Gross margin improves off of low in 2016
- Within year, certain quarters will cross over break-even point for operating income, EBITDA, and free cash flow

Growth in Key Indicators Should Turn Positive in 2017


2014
2015
2016
2017
2018
2019
Revenue
Gross Margin
Adj. EBITDA Margin
FCF/Revenue

Final Thoughts

We have experience with subscription offerings	Recovering to revenue growth	Longer-term benefit for our customer and for us
70+ subscription customers	50%+ recurring revenue base today	Solution will offer our customers greater services and more value
Understand the migration economies	Total revenue growth within 3 years of Cloud-First migration	By providing greater services, we capture a larger portion of customer spend and greater cash flow
Strong renewal rate history	Recurring revenue growth drives total revenue growth	

Powering the Pivot: Product Strategy

Ajay Damani
SVP Product Development

Smart Applications to Drive Sales Across 40+ Industries

Automation + Analytics + Data Science

SALES EFFECTIVENESS APPS
- CAMELEON CPQ
- NEGOTIATION GUIDANCE
- CAMELEON PARTS QUOTING
- SALES OPTIMIZER

PRICING EFFECTIVENESS APPS
- PRICE MANAGEMENT
- SUPPLY AWARE PRICING
- PRICE OPTIMIZER
- REBATE OPTIMIZER

REVENUE MANAGEMENT APPS
- GROUP SALES OPTIMIZER
- O&D REVENUE MANAGEMENT
- PROS AVAILABILITY SERVER
- REALTIME DYNAMIC PRICING

DATA SCIENCE & ANALYTICS PLATFORM
- SEGMENTATION
- PRICE GUIDANCE
- WILLINGNESS TO PAY
- CROSS/UP SELL
- FORECASTER
- OPTIMIZER

Cloud-First Product Strategy

We Have a Head Start	Powering the Pivot
Common Code	Cloud Innovations
Frequent Updates	Trialability
Disciplined Single Tenant	Pricing And Packaging
Multi-tenant	Optimize for Cloud
High Performance Cloud	

Cloud Readiness and Experience

	2009	2012	TODAY
Cloud Customers	6	38	70+
Data Centers	2	4	6

- First deployed cloud in 2003
- Significant learning over time.
- Multiple cloud customers across major product lines.
- Single and multi-tenant applications.
- Application level SLA delivery experience.

Cameleon CPQ: Cloud Enabled Functionality

PROS Cloud First Strategy allows us to more easily deliver science-based guidance to cloud-based sales users



Cameleon Quote
Quote for WorldCompany
Show Feed
OVERVIEW
CONTENT
FULL SCREEN
PROS. Cameleon CPQ
QUOTE
APPROVAL
PROPOSAL
SAVE
LCE Catalog
Quote Info
Quote Description
Quote for WorldCompany
Current Status
Draft:Draft
Total
Total Price
$131,110.76
Total Discount
$7,249.50
Total Monthly Price
$396.00
Total Score
63
CREATE QUOTE
Header
Spreadsheet
Quick Add
ACTIONS
DESCRIPTION
QTY
PRICE
DISCOUNT
SCORE
NET PRICE
NET MONTHLY PRICE
Your configured Excavator 160 (Purchase)
1
$66,255.00
0.00 %
100
$66,255.00
Excavator 160
Boom shape 1(7.54 ft)
Bucket Large size
Cabin configured : Seat color :Black seat - With radio
Double Continental
Maintenance contract 7 years
Weatherstrip
$18.40
Nut
$0.73
Spacer
$3.27
Shock absorber
$10.56
Cab frame work
1
$57.00
60.00 %
20
$22.80
Discount Guidance
Ok
Expert
Target
Floor
Value (%)
40.00
Value (Amount)
26502
Final Price
$66,255
$59,630
$49,691
$39,753
$39,753
$0

PAV: Cloud Usage Analytics

Cloud usage analytics helps us coach our customers and accelerate innovation



PAV Usage Analytics
QUERY
FILTERING
REQUESTS BY CHANNEL
1a (1342522) 1s (142838) 1g (138718) 1p (107224) 1b (19254) 1e (8457) 1v (3778)
ke (540) jl (360) ua (180)
SEGMENTS PER SECOND
AVERAGE EVALUATION TIME
BY REQUEST TYPE
a (1738839) b (24828)
POS BY COUNTRY

High Performance Cloud

High Performance Cloud with an average speed of 10 milliseconds!



PAV Performance Dashboard
QUERY
FILTERING
REQUESTS HISTOGRAM
NUMBER OF REQUESTS
NUMBER OF REQUESTS OVER 100 MILLISECONDS
MAX PROCESSING TIME MILLISECONDS
AVG PROCESSING TIME MILLISECONDS
MIN PROCESSING TIME MILLISECONDS

PROS High Performance Cloud Optimized For Big Data

PROS

>200M Price Points Updated Daily	>1.7B Forecasts Processed Daily	>2500 Compute Cores	>28TB Physical Memory
>6000 Named Users	>99.95% Achieved Application SLA	>42TB Extreme Performance Storage (Flash)	>225TB High Performance Storage

Today: 4 PROS Operated Data Centers + 2 Third Party IaaS Providers

SOC2 (Type 2)

ISAE3402

Future: Expand footprint by leveraging large public cloud providers to achieve global presence

Advanced Cloud Capabilities

	Accelerated Innovation	Accelerated Adoption	Accelerated Value
Today	2-3 Updates Per Year	Cloud Based Tools For Data Readiness & Configuration Templates	User Proficiency Analytics
Short Term (0-18 Months)	Usage Analytics To Inform Faster Innovation & Coaching Faster Update Cycles	Live Trialability And Conversion To Live Deploy Transition & Migration Packages	Embedded ROI Analytics Opt-in Benchmarking Against Peers
Longer Term	Platform Application Exchange	Gamification	Integrate Various External Data Sources

Powering the Pivot: Go-to-Market Strategy

Blair Crump
Chief Operating Officer

Cloud-First Go-to-Market Strategy

We Have a Head Start	Powering the Pivot
People, Processes In Place	Talent
Transformed Sales Organization	TAM
Solutions Consultant Build Out	Compensation
Lead Generation & ADR	Global Reach and Scale
Customer Success Program	Partner Productivity
Partner Momentum	Packages + Programs

Multiple Drivers for Continued Success

Rep Productivity and Growth
New Markets
Cross-Sell / Upsell
Customer Migrations
Partners
New Products

Closing Remarks and Q&A

Cloud-First Strategy

Why Cloud-First?
Great for Customers, PROS, and Shareholders

PROS MISSION
To Help Customers Outperform

Why Now?
Customers are Ready, & We are Ready

Appendix

Reconciliation of Select Non-GAAP Financial Metrics

$000s

Free Cash Flow	FY '14
Net cash provided by operating activities	$ 1,754
Purchase of property and equipment	(7,499)
Capitalized internal-use software development costs	(2,305)
Free cash flow	**$ (8,050)**

Adjusted EBITDA	FY '14
GAAP (loss) income from operations	$ (22,407)
Non-GAAP adjustments:	
Acquisition-related deferred revenue write-down, net of cost of revenue	4,617
Acquisition-related expenses	3,019
Acquisition-related foreign taxes on equity grants	942
Amortization of intangible assets	5,212
Accretion expense for acquisition related contingent consideration	182
Impairment of internal-use software due to acquisition	4,040
Share-based compensation	22,665
Depreciation & amortization	5,231
Capitalized internal-use software development costs	(2,305)
Total Non-GAAP adjustments	43,603
Adjusted EBITDA	**$ 21,196**